UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
________________________________________________________________________________________________
FORM 8-K
________________________________________________________________________________________________
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): May 27, 2020
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Synacor, Inc.
(Exact name of registrant as specified in its charter)
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Delaware	001-33843	16-1542712
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

40 La Riviere Drive, Suite 300 Buffalo, New York		14202
(Address of principal executive offices)		(Zip Code)
Registrant’s telephone number, including area code: (716) 853-1362
NOT APPLICABLE
(Former name or former address, if changed since last report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☒	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of Each Class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.01 Par Value (voting)	SYNC	The Nasdaq Stock Market LLC (The Nasdaq Global Market)
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company  ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 1.01 Entry into a Material Definitive Agreement.
On May 27, 2020, Synacor, Inc. (the “Company”) entered into the Second Amendment and Consent (the "Amendment") to the Loan and Security Agreement, dated August 17, 2019 (the "Agreement"), with Silicon Valley Bank (the "Lender").
Pursuant to the Amendment and subject to the terms set forth therein, the Lender consented to the Qumu Acquisition, as defined by the Amendment and also agreed that neither the execution of the Agreement and Plan of Merger and Reorganization, dated as of February 11, 2020 nor the consummation of the Qumu Acquisition shall, in and of itself, constitute an event of default under the Agreement.
The Amendment established the Financial Covenant levels that must be maintained by the Company with respect to Free Cash Flow for the Testing Quarters in 2020, each as defined in the Agreement. Free Cash Flow must be at least (i) $0.00 for the six-month period ended on March 31, 2020, (ii) $(4.0) million for the six-month period ending on June 30, 2020, (iii) $(3.0) million for the six-month period ending on September 30, 2020, and (iv) $(2.0) million for the six-month period ending on December 31, 2020. For the period ending March 31, 2021 and each testing period thereafter, Free Cash Flow must be at least $0.00, unless the Company and Lender establish Free Cash Flow covenant levels prior to March 1, 2021, through an amendment of the Agreement.
The Amendment revised the definition of Adjusted EBITDA to allow for an adjustment for (i) restructuring, legal, and professional fees in an amount not to exceed $2.0 million for the trailing six-month period ended March 31, 2020, (ii) restructuring, legal, and professional fees in an amount not to exceed $2.0 million for the trailing six-month period ending June 30, 2020, and (iii) restructuring, legal, and professional fees in an amount not to exceed $1.0 million for the trailing six-month period ending September 30, 2020.
The Amendment also revised the percentage of the aggregate amount of the Company’s primary operating and other deposit accounts, the Lockbox Account (as defined by the Agreement) and primary securities/investment accounts that must be held with the Lender from at least fifty percent (50.0%) to at least eighty percent (80.0%) on a consolidated basis.
The above description of the Amendment is qualified in its entirety by reference to the complete text of the Amendment, a copy of which is attached hereto as Exhibit 10.1, and is incorporated by reference herein.
Item 2.03 Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.
The information set forth under Item 1.01 above regarding the Amendment is incorporated herein by reference.

Additional Information and Where to Find It
In connection with the proposed merger between Synacor and Qumu Corporation (“Qumu”), Synacor intends to file a registration statement on Form S-4 containing a joint proxy statement/prospectus of Synacor and Qumu and other documents concerning the proposed merger with the Securities and Exchange Commission (“SEC”). The definitive proxy statement will be mailed to the stockholders of Synacor and Qumu in advance of the meeting. BEFORE MAKING ANY VOTING DECISION, SYNACOR’S AND QUMU’S RESPECTIVE STOCKHOLDERS ARE URGED TO READ THE JOINT PROXY STATEMENT/PROSPECTUS IN ITS ENTIRETY WHEN IT BECOMES AVAILABLE AND ANY OTHER DOCUMENTS FILED BY EACH OF SYNACOR AND QUMU WITH THE SEC IN CONNECTION WITH THE PROPOSED MERGER OR INCORPORATED BY REFERENCE THEREIN BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION ABOUT THE PROPOSED TRANSACTION AND THE PARTIES TO THE PROPOSED TRANSACTION. Investors and security holders will be able to obtain a free copy of the joint proxy statement/prospectus and other documents containing important information about Synacor and Qumu, once such documents are filed with the SEC, through the website maintained by the SEC at www.sec.gov. Synacor makes available free of charge at www.synacor.com, copies of materials it files with, or furnishes to, the SEC. The contents of the website referenced above are not deemed to be incorporated by reference into the registration statement or the joint proxy statement/prospectus.
Participants in the Solicitation
This document does not constitute a solicitation of proxy, an offer to purchase or a solicitation of an offer to sell any securities. Synacor, Qumu and their respective directors, executive officers and certain employees may be deemed to be participants in the solicitation of proxies from the stockholders of Synacor and Qumu in connection with the proposed merger. Information regarding the special interests of these directors and executive officers in the proposed merger will be included in the joint proxy statement/prospectus referred to above. Security holders may also obtain information regarding the names, affiliations and interests of Synacor’s directors and executive officers in Synacor’s Annual Report on Form 10-K for the fiscal year ended December 31, 2019, which was filed with the SEC on March 6, 2020, its Current Report on Form 8-K dated February 11, 2020, which was filed with the SEC on February 11, 2020, its Current Report on Form 8-K dated March 3, 2020, which was filed with the SEC on March 3, 2020, and its definitive proxy statement for the 2020 annual meeting of stockholders, which was filed with the SEC on April 29, 2020. Security holders may obtain information regarding the names, affiliations and interests of Qumu’s directors and executive officers in Qumu’s Annual Report on Form 10-K for the fiscal year ended December 31, 2019, which was filed with the SEC on March 6, 2020. To the extent the holdings of Synacor securities by Synacor’s directors and executive officers or the holdings of Qumu securities by Qumu’s directors and executive officers have changed since the amounts set forth in Synacor’s proxy statement for its 2020 annual meeting of stockholders or Qumu’s stockholders Annual Report on Form 10-K for the fiscal year ended December 31, 2019, such changes have been or will be reflected on Statements of Change in Ownership on Form 4 filed with the SEC. Additional information regarding the interests of such individuals in the proposed merger will be included in the joint proxy statement/prospectus relating to the proposed merger when it is filed with the SEC. These documents (when available) may be obtained free of charge from the SEC’s website at www.sec.gov, Synacor’s website at www.synacor.com and Qumu’s website at www.qumu.com. The contents of the websites referenced above are not deemed to be incorporated by reference into the registration statement or the joint proxy statement/prospectus.

Item 9.01 Financial Statements and Exhibits.
(d)       Exhibits.

10.1	Second Amendment and Consent to Loan and Security Agreement dated May 27, 2020*
*	Schedules and certain exhibits to the Amendment have been omitted pursuant to Item 601(a)(5) of Regulation S-K. Synacor hereby undertakes to furnish supplementally copies of any of the omitted schedules and exhibits upon request by the SEC
SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Synacor, Inc.

Date: June 1, 2020	By:	/s/ Timothy J. Heasley
Timothy J. Heasley
Chief Financial Officer and Secretary